Leases	9 Months Ended
Sep. 30, 2019
Leases [Abstract]
Leases

8. Leases

The Company has various operating lease agreements with initial terms up to three years, all of which relate to vehicles. The Company’s office lease is on a month-to-month basis and so is not recognized on the balance sheet. Some leases include options to purchase, terminate or extend for one or more years. These options are included in the lease term when it is reasonably certain that the option will be exercised.

The Company determines if an arrangement is a lease at inception. Operating leases are included in operating right-of-use lease assets and lease liabilities on the consolidated balance sheets, totaling $3,772 and $0 at September 30, 2019, respectively, including $7,544 of operating right-of-use assets previously prepaid at lease commencement.

The Company’s weighted-average remaining lease term relating to its operating leases is 0.5 years and weighted-average remaining payments for operating lease liabilities is 0 years, with a weighted-average discount rate of 6.00%.

Operating lease expense is recognized on a straight-line basis over the lease term within selling, general and administrative expenses on the Company’s condensed consolidated statement of operations. The Company incurred lease expense of $2,493 and $7,606 for the three months ended September 30, 2019 and 2018, respectively. The Company incurred lease expense of $20,757 and $35,064 for the nine months ended September 30, 2019 and 2018, respectively. The Company made cash payments of $21,123 for operating leases for the nine months ended September 30, 2019.